Exhibit 99.2 Strategic Business Combination Strategic Business Combination Healthcar Healthcare R e Realty and Healthcar ealty and Healthcare T e Trus rust of America t of America February 28, 2022

Colorado Springs, Colorado Miami, Florida San Francisco, California Milwaukee, Wisconsin Chicago, Illinois

Transaction Overview

Healthcare Realty and Healthcare Trust of America enter into an $18 billion strategic combination, creating the preeminent medical office building REIT

TRANSACTION DETAIL

- Total implied value of $35.08 per HTA share, including a special cash dividend of $4.82 per share and a 1:1 exchange ratio based on HR's unaffected price of $30.26 per share
- Represents a premium of 18.2% to HTA's share price of $29.69 as of February 24, 2022
- Special cash dividend expected to be funded with proceeds from joint venture and asset sales
- Combined company equity value of $11.6 billion and total enterprise value of $17.6 billion

MANAGEMENT AND GOVERNANCE

- Led by Todd Meredith, President and CEO, and Kris Douglas, CFO
  - Operated under the Healthcare Realty (NYSE: HR) name
  - Headquartered in Nashville, TN
- Board size to increase from nine to thirteen members
  - Led by HR Chairman, Knox Singleton
  - HTA Chairman, Brad Blair, to serve as Vice Chairman
  - HR (9), HTA (3), New — Jointly Selected (1)

RESULTS AND DIVIDEND

- $33-$36 million of total G&A savings and operational upside from scaled platform provide substantial value creation opportunities for both sets of equity holders
- Expected to be accretive to results per share with full realization of expected synergies
- Combined company to maintain HR's current dividend

APPROVALS AND EXPECTED TIMING

- Unanimous approval by HR/HTA Boards of Directors
- Expected closing third quarter of 2022
- Subject to customary closing conditions, including approval by HR and HTA shareholders

Source: HR and HTA Management
Note: Combined company enterprise value includes $1.1 billion of cash consideration, $1.8 billion of HR's and $3.0 billion HTA's existing net debt. Excludes transaction costs. Combined company size and HTA consideration value based on HR share price at close of market February 24, 2022

3

Strategic Rationale Creates preeminent MOB owner with enhanced scale, growth and financial benefits to drive shareholder value SCALE: SCALE: • 727 properties, 44 million SF • 42 million SF of MOBs, 2x size of next largest MOB portfolio • ~60% of SF in 14 markets with 1M+ SF owned • ~80% of SF in 26 markets with 500K+ SF owned GROWTH: GROWTH: • Operational efficiency and occupancy upside with in-house leasing and property management • Broadens relationships with 57 of the Top 100 Health systems • Embedded development pipeline of $2 billion + FINANCIAL BENEFITS: FINANCIAL BENEFITS: • $33-36 million of total G&A savings – expect to achieve 100% within 12 months • Strengthens financial profile with well-laddered debt maturities • Increased liquidity, higher index weightings, and reduced borrowing costs over time 4

Premier MOB REIT

The preeminent MOB platform with national scale in dense, high growth markets and aligned with leading health systems


Largest MOB Platform[1]
SQUARE FEET IN MILLIONS
TOTAL SF
ON/ADJ SF
42
28
22
18
23
12
18
13
15
8
New HR
PEAK
WELL
VTR
DOC


Scale with Top Health Systems[2]
SQUARE FEET IN MILLIONS
TOP 100
TOP 25
30
20
19
12
13
7
10
7
8
5
New HR
PEAK
WELL
VTR
DOC


Exposure to Top 100 MSAs
% OF GLA
94
90
87
80
73
New HR
PEAK
WELL
VTR
DOC


Population Density and Growth[3]
807K
5.0%
818K
5.3%
679K
4.7%
630K
3.7%
496K
4.1%
New HR
PEAK
WELL
VTR
DOC

[1] Based on mapping of individual properties. May not match company reports. On/Adjacent includes properties within 0.25 miles from a hospital campus.
[2] Top 100 Health Systems ranked by net patient revenue from Modern Healthcare's financial database.
[3] Represents density within a 10-mile radius and projected five year population growth.
Source: HR and HTA Management
Note: Portfolio statistics represent MOB portfolio only.

5

Sum of the Parts = Scale

Largest, high quality MOB portfolio positioned for future growth opportunities

		HR	+ HTA	= NEW HR
SECTOR LEADING PURE PLAY MOB REIT	Equity Value[1]	$4.6	$8.2	$11.6
	Enterprise Value[1]	$6.4	$11.2	$17.6
	Square Feet (MOB)	17.1	24.6	41.7
	# of MOB Properties	251	451	702
ENHANCED GROWTH AND SAFETY	Occupancy	87.7%	87.5%	87.6%
	Wtd. Avg. Lease Term Remaining (WALTR)	3.9	5.3	4.7
	% On/Adjacent to Campus	85%	55%	68%
	% Multi-tenant	95%	73%	82%
	% IG Rated Tenants	46%	49%	48%
	Top 10 Tenant Concentration (SF)	28%	26%	23%
KEY FUTURE GROWTH DRIVERS	Development Pipeline	$1.5	$0.6	$2.2
	Top 100 Health System Relationships	34	46	57
	# of Hospital Campuses	105	137	231
	# of Clusters[2]	61	88	147
	G&A as % of EV[3]	51-55 bps	45-49 bps	28-32 bps

[1] HTA shown at offer, HR based on share price at close of market on February 24, 2022. Pro forma equity value net of $1.1B special cash dividend. Enterprise value presented prior to JV/asset sales. Excludes transaction costs.
[2] A cluster is defined as any set of two or more MOBs that are within two miles of each other.
[3] Based on HR and HTA share price at close of market on February 24, 2022. Pro forma equity value net of $1.1B special cash dividend. Enterprise value presented prior to JV/asset sales. Excludes transaction costs.
Note: Dollars in billions. Square feet in millions. Operational metrics as of December 31, 2021 unless otherwise noted.

6

Leading National Portfolio Portfolio focused in high density markets, with 75% of portfolio NOI located in coastal and sunbelt markets HTA HR >1,000,000 SF Pro Forma Coastal Density (1) Markets Share of NOI Coastal 26% Sunbelt 49% (2) Other Top 100 MSAs 21% Coastal Density TOTAL 96% Sunbelt Density (1) FY 2021 NOI for combined total portfolio, includes non-MOB properties. (2) Top 100 MSAs that are not part of Coastal or Sunbelt states. 7 Source: HR and HTA Management

Leading Market Scale

- Largest publicly traded MOB owner in 12 of 14 markets with 1M+ SF owned and, on average, over 50% bigger than next largest competitor

MOB SF OWNED		HR	+ HTA	= New HR
1.5M	# of Markets	2	2	9
	% of Total SF	21%	15%	41%
1.0M+	# of Markets	4	7	14
	% of Total SF	34%	40%	58%
500K+	# of Markets	12	18	26
	% of Total SF	69%	74%	79%



Millions of SF
3.9 New HR
3.1 Next Largest Public MOB Owner
2.4
2.4
2.0
1.0
1.9
1.5
1.9
1.3
1.8
1.1
1.8
1.1
1.5
0.7
1.5
1.0
1.4
1.0
1.1
0.2
1.6
1.1
1.0
0.5
1.0
0.1
Dallas 9.5%
Houston 5.8%
Atlanta 4.9%
Southern California 4.5%
Indianapolis 4.5%
Charlotte 4.3%
Denver 4.3%
Seattle 3.7%
Phoenix 3.6%
Miami 3.4%
Pittsburgh 2.6%
Nashville 2.6%
Tampa 2.5%
Raleigh 2.4%
% of Total MOB SF

Source: HR and HTA Management
Note: Public MOB ownership as of December 31, 2021 based on mapping of individual properties. May not match other company reports.

8

Wellstar Kennestone Hospital | 642 Beds Portfolio Clustering Case Study - Atlanta Property clusters enhance operational efficiency and leasing volume and expand acquisition and development opportunities HR HR HTA HTA New HR New HR # of Buildings 5 2 7 SF (000s) 358 134 492 (1) Market Share 30% 11% 42% HR MOB & FUTURE DEVELOPMENT HR HTA HTA HR HR (1) Market share based on properties >10K SF around hospital campus. Source: HR and HTA Management 9

Expanded Relationships Wider breadth of relationships with leading health systems drives future growth opportunities Top 100 Health Systems Top 100 Health Systems New New HR HR HTA HTA HR HR 34 46 + + 57 Largest # of Top 100 Health System relationships Largest health system < 7% of NOI Select Top 100 Select Top 100 Health Systems Health Systems 10 Source: HR and HTA Management

Targeted Growth In the past three years, HR has acquired an annual average of 1.5M SF across 18 markets. The HTA portfolio in these 18 markets is the equivalent of 7 years of work. 1,954 1,954 1,783 1,783 Square Feet in Thousands HR 2019-2021 Acq. HR 2019-2021 Acq. 718 718 HTA Portfolio HTA Portfolio 1,208 1,208 708 708 1,335 1,335 885 885 923 923 882 882 574 574 409 409 122 122 263 263 377 377 343 343 116 116 143 143 101 101 266 266 63 63 Dallas Dallas Houston Houston Southern Southern Denver Denver Atlanta Atlanta Indianapolis Indianapolis Raleigh Raleigh Columbus Columbus Austin Austin Nashville Nashville California California 11 Source: HR and HTA Management Note: Ranked based on 2019-2021 acquisition volumes and HTA acquisition in square feet by market.

Embedded Development Pipeline Value creation and future growth from combined $2B+ development pipeline at spreads of 100-200 basis points above acquisition yields Development Pipeline By Market Development Pipeline By Market $ in millions $ in millions HR HR HTA HTA New HR New HR HR HR HTA HTA Seattle $467 $0 $467 Houston 28 279 307 Denver 206 21 227 Dallas 89 107 196 New HR New HR Raleigh 101 89 190 Development Development Other 653 139 792 Total $1,544 $634 $2,179 Potential Annual Starts $250-350 12 Source: HR and HTA Management Note: Ranked based on HR + HTA development pipeline size.

Atlanta, Georgia Future development Nashville, Tennessee Under construction Orlando, Florida Future development Houston, Texas Raleigh, North Carolina Under construction Under construction

Expanded Investment Activity Annual investment volume expected to double over time from nearly twice as many health system relationships, hospital campuses, markets, and clusters. Net Investment Activity Net Investment Activity $ in Millions $2,000 $2,000 ~$1.5B ~$1.5B 1,500 1,500 ACQUISITIONS IN NEW MARKETS AND EXPANDED RELATIONSHIPS 1,000 1,000 EXPANDED DEVELOPMENT PIPELINE BASELINE DEVELOPMENTS BASELINE ACQUISITIONS 500 500 2018 2018 2019 2019 2020 2020 2021 2021 2022E 2022E Future Run-Rate Future Run-Rate 00 DISPOSITIONS 500 500 14

Scaled Platform Scaled platform results in elimination of $33-36 million of annual G&A costs and multiple revenue enhancing opportunities Expect to achieve 100% of G&A savings within 12 months (1) (1) G&A/EV for Healthcare REITs G&A/EV for Healthcare REITs Potential Incremental Future Potential Incremental Future Revenue and Expense Benefits Revenue and Expense Benefits 62 bps 62 bps 53 53 47 47 42 42 Enhanced Leasing Enhanced Leasing Leverage Property Leverage Property 39 39 Opportunities Opportunities Operating Costs Operating Costs ~30 ~30 Greater Corporate Greater Corporate Improved Cost Improved Cost Purchasing Power Purchasing Power of Capital of Capital 24 24 (2) (2) New New DOC DOC HR HR HTA HTA PEAK PEAK VTR VTR WELL WELL (3) (3) (1) Based on LTM G&A; enterprise value based on share price at close of market February 24, 2022. HR HR (2) As adjusted for one time expenses and other normalizing items. 15 (3) Expected combined G&A, pro forma with synergies fully captured. Source: Company Reports

(1) Flexible Balance Sheet Strong financial profile, conservative leverage, and well-laddered debt maturities drive opportunity for improved cost of capital (1) (1) Pro forma Capitalization Pro forma Capitalization Debt Maturity Schedule Debt Maturity Schedule $1,200 $1,200M M Mortgage Notes Payable Senior Notes Term Loans 30% 30% Revolver 1,000 1,000 Debt Debt 800 800 600 600 400 400 70% 70% Equity Equity 200 200 00 2022 2022 2023 2023 2024 2024 2025 2025 2026 2026 2027 2027 2028 2028 2029 2029 2030 2030 2031+ 2031+ (2) (2) New HR after New HR after HR HR HTA HTA Leverage Leverage (3) (3) JV/Sales JV/Sales (2) Net Debt to Adjusted EBITDA 5.4x 6.0x 6.0-6.5x (1) Total Debt as % of TEV 28.4% 30.7% <30.0% (1) Pro forma for combined company capitalization, based on share price at close of market February 24, 2022. (2) 16 HTA EBITDA adjusted for ~$3.3 million normalizing adjustments related to one off charges. New HR EBITDA adjusted for G&A savings. (3) Assumes joint venture(s) at 80/20 (partner/HR) equity ownership split, using 50% leverage. Note: Term loans and revolver maturities presented based on standalone HR and HTA and subject to change. st st 11 Qtr Qtr

Key Takeaways Healthcare Realty and Healthcare Trust of America enter into an $18 billion strategic combination Creates preeminent, high quality MOB REIT Achieves critical market scale with enhanced clusters Broadens relationships and portfolio diversification Expands investment opportunities, including $2B+ embedded development pipeline Material cost synergies Accretive with operational upside Greater access to capital and balance sheet strength 17

Houston, Texas Denver, Colorado Chicago, Illinois Seattle, Washington Charlotte, North Carolina

Appendix

TOP 20 MARKETS	New HR SQUARE FEET	New HR % OF MOB PORTFOLIO
Dallas, TX	3,945	9.5%
Houston, TX	2,433	5.8%
Atlanta, GA	2,027	4.9%
Los Angeles, CA	1,887	4.5%
Indianapolis, IN	1,861	4.5%
Charlotte, NC	1,788	4.3%
Denver, CO	1,781	4.3%
Seattle, WA	1,546	3.7%
Phoenix, AZ	1,493	3.6%
Miami, FL	1,410	3.4%
Pittsburgh, PA	1,094	2.6%
Nashville, TN	1,074	2.6%
Tampa, FL	1,048	2.5%
Raleigh, NC	1,006	2.4%
Boston, MA	965	2.3%
Austin, TX	846	2.0%
Albany, NY	833	2.0%
Memphis, TN	802	1.9%
San Antonio, TX	796	1.9%
Columbus, OH	748	1.8%
TOP 20 TOTAL	29,381	70.4%

TOP 20 HEALTH SYSTEMS	New HR ASSOCIATED SQUARE FEET	New HR % OF MOB PORTFOLIO
HCA (TN)	3,241	7.8%
Baylor Scott & White Health (TX)	3,152	7.6%
Tenet Healthcare Corporation (TX)	2,539	6.1%
CommonSpirit (IL)	2,539	6.1%
Ascension Health (MO)	2,216	5.3%
Indiana University Health (IN)	1,090	2.6%
Community Health Systems (TN)	1,022	2.5%
Atrium Health (NC)[1]	791	1.9%
Banner Health (AZ)	761	1.8%
Trinity Health (MI)[2]	721	1.7%
Providence St. Joseph Health (WA)	682	1.6%
UPMC (PA)	674	1.6%
AdventHealth[3] (FL)	573	1.4%
Steward/IASIS Healthcare Corp. (MA)	524	1.3%
University of Colorado Health (CO)	448	1.1%
Novant Health (NC)	433	1.0%
Memorial Hermann Healthcare System (TX)	416	1.0%
Bon Secours Mercy Health (OH)	406	1.0%
Yale New Haven Health System (CT)	390	0.9%
New York-Presbyterian Healthcare System, Inc. (NY)	382	0.9%
TOP 20 TOTAL	23,002	55.1%

[1] Formerly Carolinas Heathcare System
[2] CHE Trinity
[3] Formerly Adventist Health System

19

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Healthcare Realty Trust Incorporated (“HR”) and Healthcare Trust of America, Inc. (“HTA”) intend such forward-looking state- ments to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding HR and HTA, include, but are not limited to, statements related to the proposed transaction, including the anticipated timing, benefits, financial, and operational impact thereof; HTA’s expected financing for the proposed transaction; other statements of management’s belief, intentions, or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve signifi - cant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: HR’s and HTA’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of HTA and HR management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that HR’s and HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consum - mation of the proposed transaction on the market price of HR’s or HTA’s common stock; the possibility that, if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; changes in the dividend policy for the combined company’s common stock or its ability to pay dividends; impairment charges; pandemics or other health crises, such as COVID-19; and other risks and uncertainties affecting HR and HTA, including those described from time to time under the caption “Risk Factors” and elsewhere in HR’s and HTA’s Securi - ties and Exchange Commission (“SEC”) filings and reports, including HR’s Annual Report on Form 10-K for the year ended December 31, 2021, HTA’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which HR or HTA are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by HR or HTA on their respective websites or otherwise. Neither HR nor HTA undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Important Additional Information and Where to Find It This communication relates to the proposed transaction pursuant to the terms of the merger agreement. In connection with the proposed transaction, HTA expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of HR and HTA and that will also constitute a prospectus of HTA. INVES - TORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPEC- TUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSEDOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN

CONNECTION WITH THE PROPOSEDTRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HR, HTA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from HR at its website, www.healthcarerealty.com, or from HTA at its website, www. htareit.com. Documents filed with the SEC by HR will be available free of charge by accessing HR’s website at www.healthcarerealty. com under the heading Investor Relations or, alternatively, by directing a request to HR at communications@healthcarerealty.com or 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, telephone: (615) 269-8175, and documents filed with the SEC by HTA will be available free of charge by accessing HTA’s’ website at www. htareit.com under the heading Investor Relations or, alternatively, by directing a request to HTA at info@htareit.com or 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, telephone (480) 998-3478. Participants in the Solicitation HR and HTA and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicita - tion of proxies from the common shareholders of HR and HTA in respect of the proposed transaction under the rules of the SEC. Information about HR’s directors and executive officers is available in HR’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 22, 2022 and definitive proxy statement dated March 24, 2021 for its 2021 Annual Meeting of Shareholders. Information about HTA’s directors and executive officers is available in HTA’s proxy statement dated April 30, 2021 for its 2021 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from HR or HTA using the sources indicated above. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Information as of December 31, 2021 unless otherwise disclosed